                                                                  EXHIBIT 10.41

                                                                 EXECUTION COPY

                AMENDMENT NO. 10, dated as of June 11, 1997 ("Amendment No. 10") to CREDIT AGREEMENT dated as of February 10, 1993 (as amended through the date hereof, the "Credit Agreement") among DI GIORGIO CORPORATION, as Borrower, the financial institutions parties thereto as LENDERS, BT COMMERCIAL CORPORATION, as Agent for the Lenders, and BANKERS TRUST COMPANY, as Issuing Bank. Terms which are capitalized herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

                WHEREAS, the Borrower has requested that the Lenders, among other things, (i) consent to the making of the White Rose Advance,the issuance of the New Senior Notes and the incurrence of Indebtedness in connection therewith, the making of the Dividends and the consummation of the White Rose Merger, as such terms are defined in this Amendment No. 10 and (ii) modify various terms and provisions of the Credit Agreements; and

                WHEREAS, the Lenders have agreed to the foregoing on the terms and subject to the fulfillment of the conditions set forth in this Amendment No. 10;

                NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lenders hereby agree as follows:

                Section One. Consent. The Borrower has requested the Lenders' consent to the following transactions:

                        (a) the making by the Borrower of an advance to White Rose Foods, Inc. ("White Rose") in an amount not to exceed $60 million (the "White Rose Advance") simultaneously with the repurchase by White Rose (with such funds and other funds) of outstanding White Rose Notes, substantially upon the terms and conditions (the "White Rose Notes Repurchase Terms") set forth in Annex A attached hereto;

                        (b) the incurrence of Indebtedness by the Borrower in connection with the issuance of up to $160 million principal amount of the Borrower's unsecured notes due ten years after issuance (the "New Senior Notes"), the proceeds of which shall be used by the Borrower (i) to make the White Rose Advance, (ii) to retire, purchase and cancel, or defease all or substantially all of the outstanding Senior Notes substantially upon the terms and conditions (the "Senior Notes Repurchase Terms") set forth in Annex B attached hereto, (iii) after the White Rose Merger, as defined in subparagraph (d) hereof, to retire, purchase and cancel, or defease all or substantially all of the remaining outstanding White Rose Notes substantially upon the White Rose Notes Repurchase Terms and (iv) for the other purposes set forth in the draft of the Borrower's Offering Memorandum dated May 29, 1997 (the "Offering Memorandum") attached hereto as Annex C:

               (c) the making by the Borrower of a dividend or dividends, if made prior to the White Rose Merger (as defined in subparagraph (d) below), to White Rose, or if made on or after the White Rose Merger, to Rose Partners, of the following assets of the Borrower and, in connection therewith, the release by the Lenders of all security interests held by the Lenders on such assets: (i) the Las Plumas Note,
          (ii) certain real property located in Adams County, Colorado, and the improvements located thereon, and (iii) a certain note receivable due from J-Tex International Holdings, Ltd. (collectively, the "Dividends"); and

               (d) the merger of White Rose with and into the Borrower (the "White Rose Merger"), substantially upon the terms attached hereto as Annex D.

Effective upon the fulfillment of each of the conditions precedent set forth in clauses (i) through (vi) below in this Section One and in Section Four, the Lenders (1) hereby release their lien on and security interest in the Las Plumas Note, and any collateral for the Las Plumas Note, reassign same to the Borrower without recourse, representation or warranty of any kind and the Note Pledge Agreement in respect of the Las Plumas Note executed as of February 10, 1993 by the Borrower in favor of the Agent is hereby terminated by mutual consent and (2) hereby consent to (a) the White Rose Advance, (b) the incurrence by Borrower of Indebtedness in connection with the issuance of up to $160 million principal amount of New Senior Notes (the "New Senior Notes Offering") and (c) the making of the Dividends (each of the foregoing events, a "Transaction Event"):

               (i) White Rose shall have made capital contributions to the Borrower of certain promissory notes (collectively the "Rose Partner Notes") executed in favor of White Rose by Rose Partners, L.P. or certain of its partners, in an aggregate amount of not less than $8,674,000;

               (ii) the Agent and the Lenders shall have received a true and correct copy of an indenture between the Borrower and a trustee pertaining to the issuance of the New Senior Notes, the terms of which indenture shall not be inconsistent in any material respect with the terms thereof described in the Offering Memorandum;

               (iii) each of the Transaction Events shall have occurred and shall be effective as of a date no later than the date occurring 180 days from the date of this Amendment No. 10;


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
               (iv) on or before the date upon which the New Senior Notes Offering shall have been consummated, the Borrower shall have paid in cash to the Agent, for the ratable benefit of each of the Lenders, a non-refundable fee in the amount of $150,000;


               (v) no Default shall have occurred and be continuing which constitutes an Event of Default or would constitute an Event of Default upon the giving of notice or lapse of time or both, and no event or development which has had or is reasonably likely to have a Material Adverse Effect shall have occurred, in each case since the date of delivery to the Agent and the Lenders of the Borrower's most recent financial statement, and the Agent and the Lenders shall have received a certificate from the Borrower, executed by its Treasurer or its Chief Financial Officer, as to the truth and accuracy of this clause (v); and

               (vi) the Agent and the Lenders shall have received such additional documents to further effectuate the purpose of this Section One as any of them or their respective counsel may reasonably request.

Effective upon the fulfillment of each of the conditions set forth in clauses
(vii) through (xiii) below in this Section One and in Section Four, the Lenders hereby consent to the consummation of the White Rose Merger:

               (vii) the Borrower shall have made the White Rose Advance and received the proceeds of the issuance of up to $160 million principal amount of the New Senior Notes;

               (viii) the Borrower shall have received payment in full in cash of the unpaid principal balance of and all accrued interest on the Rose Partner Notes contributed as capital to the Borrower, as described in clause (i) hereof and White Rose shall have repurchased White Rose Notes which aggregate in principal amount not less than that percentage of the aggregate principal amount of the White Rose Notes necessary for the holders thereof to effectively consent to the elimination of certain covenants and events of default contained in the indenture pursuant to which the White Rose Notes were originally issued, such repurchases to have been consummated substantially upon the White Rose Repurchase Terms;

               (ix) the Borrower shall have repurchased Senior Notes which aggregate in principal amount not less than that percentage of the aggregate principal amount of the Senior Notes necessary for the holders thereof to effectively consent to the elimination of certain covenants and events of default contained in the Senior Note Indenture, such repurchases to have been consummated substantially upon the Senior Notes Repurchase Terms;

                (x) between the date of this Amendment No. 10 and the consummation of the White Rose Merger, White Rose shall not have incurred any liabilities or obligations, contingent or otherwise, or transferred or otherwise disposed of any of its assets other than in connection with the repurchase of White Rose Notes and the making of a dividend or dividends to the stockholders of White Rose of the assets received by White Rose from the Borrower pursuant to the Dividends.

                (xi) after giving effect to the White Rose Merger, no Default shall have occurred and be continuing which constitutes an Event of Default or would constitute an Event of Default upon the giving of notice or lapse of time or both, and no event or development which has had or is reasonably likely to have a Material Adverse Effect shall have occurred, in each case since the date of delivery to the Agent and the Lenders of the Borrower's most recent financial statement, and the Agent and the Lenders shall have received a certificate from the Borrower, executed by its Treasurer or Chief Financial Officer, as to the truth and accuracy of this clause (xi);

                (xii) the Agent and the Lenders shall have received such additional documents to further effectuate the purpose of this Section One as any of them or their respective counsel may reasonably request; and

                (xiii) the White Rose Merger shall have been consummated not more than sixty (60) days after the first date upon which any White Rose Notes are repurchased by White Rose pursuant to the White Rose Repurchase Terms.

        Section Two. Amendment. Upon the effectiveness of the Consent contained in Section One hereof and the fulfillment of the conditions precedent set forth in Section Four hereof, the Credit Agreement is hereby amended as of the date of Amendment No. 10 as follows:

        (a) The following terms and the definitions thereof are added to
Section 1.1 in the appropriate alphabetical order:

        "White Rose Merger Consummation Date" shall mean the effective date of consummation of the White Rose Merger.

        "Net Worth Base Amount" shall mean (i) at all times prior to the Merger Consummation Date, the sum of $39,000,000 and (ii) on and after the Merger Consummation Date, an amount equal to (A) the amount of the Borrower's opening Net Worth, as set forth in the pro forma balance sheet of the Borrower, giving effect to the consummation of the White Rose Merger (which pro forma balance sheet shall have been delivered to the Agent and the Lenders in accordance with
Section 5(e) of Amendment No. 10 to the Credit Agreement, dated


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
as of June 11, 1997 among the Borrower, the Lenders, the Agent and the Issuing
Bank), minus (B) $3,000,000 minus (C) one half (1/2) of the aggregate amount of cash used by the Borrower to purchase, redeem or acquire the shares of its common stock permitted to be so purchased, redeemed or acquired pursuant to
Section 8.10 (a)(iv).

        "New Senior Notes" shall mean the Borrower's senior unsecured notes due ten years after issuance in the aggregate principal amount of up to $160 million, to be issued pursuant to the New Senior Note Indenture.

        "New Senior Note Indenture" shall mean that certain Indenture, in form and substance satisfactory to the Agent and the Lenders, pursuant to which the New Senior Notes shall be issued.

        "New Senior Note Issuance Date" shall mean the date of issuance of the New Senior Notes pursuant to the New Senior Note Indenture.

        "White Rose" shall mean White Rose Foods, Inc., a Delaware corporation.

        "White Rose Merger" shall mean a merger of White Rose with and into the Borrower on terms and conditions satisfactory to the Agent and the Lenders.

        (b) Section 3.2(b) of the Credit Agreement is amended in its entirety to read as follows:

        "(b) The "Allowable Inventory Percentage" shall mean the maximum rate of advance against Eligible Inventory, and shall equal seventy percent (70%) on the Closing Date. Commencing as of the first Business Day of the first fiscal quarter of fiscal 1994, and on the first Business Day of every fiscal quarter thereafter, the Allowable Inventory Percentage shall decrease by one and one quarter percent (1 and 1/4%), until the Allowable Inventory Percentage shall be reduced to 60%. Commencing on the New Senior Note Issuance Date, the Allowable Inventory Percentage shall be increased to seventy percent (70%), and thereafter commencing on the first Business Day of October, 1997, and on the first Business Day of each succeeding fiscal quarter, the Allowable Inventory Percent-age shall decrease by one percent (1%), until the Allowable Inventory Percentage shall be permanently reduced to 60%."

        (c) Section 3.4(d) of the Credit Agreement is amended by deleting clause (i) thereof in its entirety.

        (d) Section 8.1 of the Credit Agreement is amended by (i) deleting subsections (r) and (s) thereof in their entirety, (ii) substituting the following in lieu thereof and (iii) adding subsections (t) through (dd) thereto, so that subsections (r) through (dd), together with the introductory portion of Section 8.1 shall read as follows:

                "8.1 Net Worth. The Borrower shall not at any time during any period set forth below permit its Net Worth to be less than the amount set forth below opposite such period, provided that solely for purposes of calculating such Net Worth: (a) the amount of all net losses of the Borrower, on a consolidated basis, arising from the sale, transfer or other disposition permitted hereunder of any fixed assets (such as plant, property, equipment, land or other similar capital assets, including the Farmingdale Lease), up to an aggregate amount of $5,000,000 of such net losses, shall be excluded from such calculation: and (b) the cumulative amount of all dividends which have been paid in cash after the Closing Date as permitted under Section 8.10(a)(iii) hereof as of the date of determination of Net Worth shall be added to Net Worth, and provided further that solely for purposes of calculating Net Income pursuant to this Section 8.1, Net Income of a negative amount shall be deemed to be an amount equal to zero (0).

                        Period                          Amount
                        ------                          ------
                (r) last day of fiscal March,   Net Worth Base Amount
                1997 through second-to-last
                day of fiscal June, 1997

                (s) last day of fiscal June,    Net Worth Base Amount
                1997 through second-to-last     plus seventy-five percent
                day of fiscal September,        (75%) of the Net Income
                1997                            for the preceding fiscal
                                                quarter

                (t) last day of fiscal          Net Worth Base Amount
                September, 1997 through         plus seventy-five (75%)
                second-to-last day of fiscal    of the Net Income for the
                December, 1997                  two preceding fiscal
                                                quarters

                (u) last day of fiscal          Net Worth Base Amount
                December, 1997 through          plus seventy-five percent
                second-to-last day of fiscal    (75%) of the Net Income
                March, 1998                     for three preceding fiscal
                                                quarters

          Period                                        Amount
          ------                                        ------
(v) last day of fiscal March,                   Net Worth Base Amount
1998 through second-to-last                     plus seventy-five percent
day of fiscal June, 1998                        (75%) of the Net Income
                                                for the four preceding
                                                fiscal quarters

(w) last day of fiscal June,                    Net Worth Base Amount
1998 through second-to-last                     plus seventy-five percent
day of fiscal September, 1998                   (75%) of the Net Income
                                                for the five preceding
                                                fiscal quarters

(x) last day of fiscal                          Net Worth Base Amount
September, 1998 through                         plus seventy-five percent
second-to-last day of fiscal                    (75%) of the Net Income
December, 1998                                  for the six preceding
                                                fiscal quarters

(y) last day of fiscal                          Net Worth Base Amount
December, 1998 through                          plus seventy-five percent
second-to-last day of fiscal                    (75%) of the Net Income
March, 1999                                     for the seven preceding
                                                fiscal quarters

(z) last day of fiscal March,                   Net Worth Base Amount
1999 through second-to-last                     plus seventy-five percent
day of fiscal June, 1999                        (75%) of the Net Income
                                                for the eight preceding
                                                fiscal quarters

(aa) last day of fiscal June,                   Net Worth Base Amount
1999 through second-to-last                     plus seventy-five (75%)
day of fiscal September,                        of the Net Income for the
1999                                            nine preceding fiscal
                                                quarters

(bb) last day of fiscal                         Net Worth Base Amount
September, 1999 through                         plus seventy-five (75%)
second-to-last day of fiscal                    of the Net Income for the
December, 1999                                  ten preceding fiscal
                                                quarters

          Period                                        Amount
          ------                                        ------
(cc) last day of fiscal                         Net Worth Base Amount
December, 1999 through                          plus seventy-five (75%)
second-to-last day of fiscal                    of the Net Income for the
March, 2000                                     eleven preceding fiscal
                                                quarters

(dd) last day of fiscal March,                  Net Worth Base Amount
2000 through the Expiration                     plus seventy-five percent
Date                                            (75%) of the Net Income
                                                for the twelve preceding
                                                fiscal quarters."


        (e) Section 8.2 of the Credit Agreement is amended by deleting subsections (r) through (u) thereof, and adding subsections (r) through (dd) thereof, so that such subsections (r) through (dd) thereof, together with the introductory portion of Section 8.2, shall read as follows:

        "8.2 Interest Coverage Ratio. The Borrower shall not permit its ratio of EBITDA to Interest Expense as of the end of each of the following periods to be less than the applicable ratio set forth below opposite each such period in the applicable column:


                                              Minimum Interest      Minimum Interest
                                               Coverage Ratio        Coverage Ratio
                                              Prior to the New      On and After the
                                                Senior Note         New Senior Note
Period                                         Issuance Date         Issuance Date
------                                        ----------------      ----------------
(r) the fiscal quarter ending in June,          1.85 to 1.00            1.50 to 1.00
1997, together with the three preceding
fiscal quarters

(s) the fiscal quarter ending in                1.85 to 1.00            1.60 to 1.00
September, 1997, together with the
three preceding fiscal quarters

(t) the fiscal quarter ending in                1.85 to 1.00            1.60 to 1.00
December, 1997, together with the
three preceding fiscal quarters

                                                 Minimum Interest     Minimum Interest
                                                  Coverage Ratio       Coverage Ratio
                                                 Prior to the New     On and After the
                                                   Senior Note        New Senior Note
Period                                            Issuance Date        Issuance Date
------                                           ----------------     ----------------
(u) the fiscal quarter ending in March,          2.00 to 1.00
1998, and each fiscal quarter thereafter,
in each case together with the three
preceding fiscal quarters

(v) the fiscal quarter ending in March,                                1.65 to 1.00
1998, together with the three preceding
fiscal quarters

(w) the fiscal quarter ending in June,                                 1.70 to 1.00
1998, together with the three preceding
fiscal quarters

(x) the fiscal quarter ending in                                       1.70 to 1.00
September, 1998, together with the
three preceding fiscal quarters

(y) the fiscal quarter ending in                                       1.75 to 1.00
December, 1998, together with the
three preceding fiscal quarters

(z) the fiscal quarter ending in March,                                1.80 to 1.00
1999, together with the three preceding
fiscal quarters

(aa) the fiscal quarter ending in June,                                1.85 to 1.00
1999, together with the three preceding
fiscal quarters

(bb) the first quarter ending in                                       1.85 to 1.00
September, 1999, together with the
three preceding fiscal quarters

(cc) the fiscal quarter ending in                                      1.90 to 1.00
December, 1999, together with the
three preceding fiscal quarters

(dd) the fiscal quarter ending in March,                               1.95 to 1.00
2000, together with the three preceding
fiscal quarters


        (f) Section 8.10 of the Credit Agreement is amended by (i) deleting the word "or" at the end of clause (iii) of Section 8.10(a) and substituting the word "and" in lieu thereof, and by adding a new clause (iv) thereafter as follows and (ii) deleting Section 8.10(b) in its entirety and substituting the following in lieu thereof:

        "(iv) beginning after the date of issuance of the New Senior Notes, the Borrower may purchase, redeem or acquire for cash shares of its common stock for an aggregate price of up to $5,000,000, provided that (A) no Default or Event of Default shall have occurred and then be continuing or would result therefrom, (B) the condition set forth in clause (A)(i) of the defined term "Shareholder Stock Repurchases" contained in the New Senior Note Indenture (as in effect on the New Senior Note Issuance
        Date) shall have occurred, (C) immediately after giving effect to any such proposed purchase, redemption or acquisition, there shall be an aggregate amount of Unused Availability of at least $15,000,000 and (D) on a pro forma basis, the ratio of EBITDA to Interest Expense for the period of four consecutive fiscal quarters (the "referenced period") ending with the fiscal quarter immediately prior to the fiscal quarter during which such proposed purchase, redemption or acquisition shall be consummated (such ratio to be calculated as if such purchase, redemption or acquisition shall have occurred at the beginning of such referenced period), shall be no less than the minimum ratio of EBITDA to Interest Expense set forth in Section 8.2 established for such referenced period, provided further that in determining Unused Availability for the purpose of this Section 8.10(a)(v), the Borrower shall certify to the Agent and the Lenders that its trade payables have been paid in a manner consistent with the Borrower's historical practices; or"

        "(b) make any optional payment or prepayment on or redemption (including, without limitation, by making payments to a sinking or analogous fund) or repurchase of any Indebtedness (other than Indebtedness pursuant to this Credit Agreement), including, without limitation, the Senior Notes and/or New Senior Notes, as the case may be: provided that (i) the Borrower may refinance Indebtedness permitted to be incurred under Section 8.5(e); (ii) the Borrower may make mandatory redemptions of the Senior Notes with the net proceeds of certain Asset Sales (as defined in the Senior Note Indenture), and
(iii) any Subsidiary may make payments on account of Indebtedness owing by it to the Borrower or to any other Subsidiary, and provided further that the Borrower may prepay, purchase or repurchase the Indebtedness in respect of (iv) the Senior Notes at any time after the first anniversary of the Closing Date, so long as (A) no Default or Event of Default has occurred and is continuing or would result therefrom and (B) after giving effect to any such proposed prepayment, purchase or repurchase, there shall be an aggregate amount of Unused Availability of at least $15,000,000, and (v) the New Senior Notes so long as (A) no Default or Event of Default has occurred and is continuing or would result therefrom and (B) after giving effect to any such proposed prepayment, purchase or repurchase, there shall be an aggregate amount of Unused Availability of at least $15,000,000, provided further that in determining Unused Availability for the purpose of this Section 8.10(b), the Borrower shall certify to the Agent and the Lenders that its trade payable have been paid in a manner consistent with the Borrower's historical practices."

                (g) Section 9.1 of the Credit Agreement as amended by (i) deleting clause (ii) of paragraph (f) thereof in its entirety and by substituting the following in lieu thereof and (ii) deleting paragraph (b) thereof in its entirety and substituting the following in lieu thereof:

                "(ii)   a change of control (as defined in the New Senior Note
                Indenture, as in effect on the New Senior Note Issuance Date) shall occur, or"

                "(h)    any material covenant, agreement or obligation of any
                party contained in or evidenced by any of the Credit Documents shall cease to be in full force and effect other than as a result of actions taken or not taken by the Agent, the Issuing Bank or the Lenders, or any Credit Document to which the Borrower is a party shall be cancelled, terminated, revoked or rescinded without the express prior written consent of the Agent (other than as a result of actions taken or not taken by the Agent, the Issuing Bank or the Lenders), or any action or proceeding shall have been commenced by the Borrower, DIG Holding, White Rose Foods, Inc., or any of their Subsidiaries or Affiliates, or by any member of the Goldberg Holders (as defined in the Senior Note Indenture) or any member of the Permitted Holders (as defined in the New Senior Note Indenture as in effect on the New Senior Note Issuance Date), as the case may be, seeking to cancel, revoke, rescind or disaffirm the obligations of any party to any Credit Document, or any court or other governmental authority shall issue a judgment, order, decree or ruling to the effect that any of the obligations of any party to any Credit Document are illegal, invalid or unenforceable."

                SECTION THREE. REPRESENTATIONS AND WARRANTIES. To induce the Lenders to enter into this Amendment No. 10, the Borrower warrants and represents to the Lenders as follows:

                (a) the recitals contained in this Amendment No. 10 are true and correct in all respects:

        (b) after giving effect to this Amendment No. 10, all of the representations and warranties contained in the Credit Agreement and each other Credit Document to which the Borrower is a party continue to be true and correct in all material respects as of the date hereof, as if repeated as of the date hereof, except for such representations and warranties which, by their terms, are only made as of a previous date;

        (c) the execution, delivery and performance of this Amendment No. 10 by the Borrower is within its corporate powers, has been duly authorized by all necessary corporate action, the Borrower has received all necessary consents to and approvals for the execution, delivery and performance of this Amendment No. 10 (if any shall be required) and this Amendment No. 10 does not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or with the terms or provisions of any other document or agreement to which the Borrower is a party or by which the Borrower or its property may be bound; and

        (d) upon its execution, this Amendment No. 10 shall be a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

        SECTION FOUR. CONDITIONS PRECEDENT. This Amendment No. 10 shall become effective upon the date that the last of the following events shall have occurred:

        (a) the Agent shall have received a fully executed counterpart of this Amendment No. 10;

        (b) no Default shall have occurred and be continuing which constitutes an Event of Default or would constitute an Event of Default upon the giving of notice or lapse of time or both, and no event or development which has had or is reasonably likely to have a Material Adverse Effect shall have occurred, in each case since the date of delivery to the Agent and the Lenders of the Borrower's most recent financial statement, and the Agent and the Lenders shall have received a certificate from the Borrower, executed by its Chief Financial Officer, as to the truth and accuracy of this paragraph (b):

        (c) the Borrower shall have delivered to the Agent a copy of the corporate resolutions of the Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment No. 10 by the Borrower; and

        (d) the Agent and the Lenders shall have received such additional documents to further effectuate the purpose of this Amendment No. 10 as any of them or their respective counsel may reasonably request.

        SECTION FIVE. General Provisions.

        (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

        (b) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the effective date hereof, and as amended hereby and as hereafter amended, supplemented and modified from time to time.

        (c) This Amendment No. 10 may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all which shall constitute one and the same agreement.

        (d) This Amendment No. 10 shall be governed by, construed and interpreted in accordance with the internal laws of the State of New York, without regard to the conflicts of law principles thereof.

        (e) The Borrower covenants and agrees that at least ten (10) Business Days prior to the White Rose Merger Consummation Date, the Borrower shall prepare and deliver to the Agent and the Lenders a pro forma balance sheet of the Borrower, giving effect to the consummation of the White Rose Merger, which balance sheet shall include a calculation in reasonable detail of the components of the Borrower's opening Net Worth, such financial statement to be certified by the Borrower's Chief Financial Officer as having been prepared in accordance with GAAP, consistently applied.

        (f) The Borrower hereby authorizes the Agent to charge the Borrower's account with the amount of the fee described in Section One (iv) hereof on the New Senior Note Issuance Date.

        (g) The Borrower acknowledges and confirms its understanding and agreement that the Agent has the authority and right under the Credit Agreement, in the exercise of its reasonable discretion, to establish, as of any date of determination, a reserve against Eligible Accounts Receivable and Eligible Inventory in an amount equal to all or a portion of (as the Agent may so determine) the aggregate (face amount of all White Rose Notes and Senior Notes outstanding as of such date of determination which have not been retired, purchased, and cancelled or defeased.

        IN WITNESS WHEREOF, each of the Borrower, the Lenders, the Issuing Bank and the Agent has signed below to indicate its agreement with the foregoing and its intent to be bound thereby.

                                        DI GIORGIO CORPORATION

                                        By: Robert A. Zorn
                                            -----------------------------
                                        Name: Robert A. Zorn
                                        Title: Senior Vice President and
                                               Treasurer

                                        BT COMMERCIAL CORPORATION, as
                                          Agent and as a Lender

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        LASALLE NATIONAL BANK, as a Lender


                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        IBJ SCHRODER BANK & TRUST
                                        COMPANY, as a Lender

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        CONGRESS FINANCIAL
                                        CORPORATION, as a Lender

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:

        IN WITNESS WHEREOF, each of the Borrower, the Lenders, the Issuing Bank and the Agent has signed below to indicate its agreement with the foregoing and its intent to be bound thereby.

                                        DI GIORGIO CORPORATION

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        BT COMMERCIAL CORPORATION, as
                                          Agent and as a Lender

                                        By:    Frederic W. Thomas, Jr.
                                            -----------------------------
                                        Name:  Frederic W. Thomas, Jr.
                                        Title: Vice President


                                        LASALLE NATIONAL BANK, as a Lender


                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        IBJ SCHRODER BANK & TRUST
                                        COMPANY, as a Lender

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        CONGRESS FINANCIAL
                                        CORPORATION, as a Lender

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:

        IN WITNESS WHEREOF, each of the Borrower, the Lenders, the Issuing Bank and the Agent has signed below to indicate its agreement with the foregoing and its intent to be bound thereby.

                                        DI GIORGIO CORPORATION

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        BT COMMERCIAL CORPORATION, as
                                          Agent and as a Lender

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        LASALLE NATIONAL BANK, as a Lender


                                        By: /s/Christopher G. Clifford
                                            -----------------------------
                                        Name: Christopher G. Clifford
                                        Title: Senior Vice President


                                        IBJ SCHRODER BANK & TRUST
                                        COMPANY, as a Lender

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        CONGRESS FINANCIAL
                                        CORPORATION, as a Lender

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:

        IN WITNESS WHEREOF, each of the Borrower, the Lenders, the Issuing Bank and the Agent has signed below to indicate its agreement with the foregoing and its intent to be bound thereby.

                                        DI GIORGIO CORPORATION

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        BT COMMERCIAL CORPORATION, as
                                          Agent and as a Lender

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        LASALLE NATIONAL BANK, as a Lender


                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        IBJ SCHRODER BANK & TRUST
                                        COMPANY, as a Lender

                                        By: /s/Wing C. Louie
                                            -----------------------------
                                        Name: Wing C. Louie
                                        Title: Vice President


                                        CONGRESS FINANCIAL
                                        CORPORATION, as a Lender

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:

        IN WITNESS WHEREOF, each of the Borrower, the Lenders, the Issuing Bank and the Agent has signed below to indicate its agreement with the foregoing and its intent to be bound thereby.

                                        DI GIORGIO CORPORATION

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        BT COMMERCIAL CORPORATION, as
                                          Agent and as a Lender

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        LASALLE NATIONAL BANK, as a Lender


                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        IBJ SCHRODER BANK & TRUST
                                        COMPANY, as a Lender

                                        By:
                                            -----------------------------
                                        Name:
                                        Title:


                                        CONGRESS FINANCIAL
                                        CORPORATION, as a Lender

                                        By: /s/Josephine Norris
                                            -----------------------------
                                        Name: Josephine Norris
                                        Title: Vice President

                                PNC BANK, as a Lender


                                By: /s/ Michael A. Richards
                                    -----------------------
                                Name:  Michael A. Richards
                                Title: Vice President


                                SUMMIT COMMERCIAL/GIBRALTAR
                                CORP., as a Lender


                                By:
                                    -------------------------
                                Name:
                                Title:


                                BANKERS TRUST COMPANY, as Issuing
                                Bank


                                By:
                                    -------------------------
                                Name:
                                Title:

                                PNC BANK, as a Lender


                                By:
                                    -----------------------
                                Name:
                                Title:


                                SUMMIT COMMERCIAL/GIBRALTAR
                                CORP., as a Lender


                                By: Peter J. Hollitscher
                                    -------------------------
                                Name:  Peter J. Hollitscher
                                Title: Vice President


                                BANKERS TRUST COMPANY, as Issuing
                                Bank


                                By:
                                    -------------------------
                                Name:
                                Title:

                                PNC BANK, as a Lender


                                By:
                                    -----------------------
                                Name:
                                Title:


                                SUMMIT COMMERCIAL/GIBRALTAR
                                CORP., as a Lender


                                By:
                                    -------------------------
                                Name:
                                Title:


                                BANKERS TRUST COMPANY, as Issuing
                                Bank


                                By: Frederic W. Thomas, Jr.
                                    -------------------------
                                Name: Frederic W. Thomas, Jr.
                                Title: Vice President






                                      -15-